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                                  EXHIBIT 23.1



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                        Consent of Independent Auditors


The Board of Directors
Compression Labs, Incorporated:

We consent to the use of our reports incorporated herein by reference from the December 31, 1994, annual report on Form 10-K of Compression Labs, Incorporated.


/s/ KPMG PEAT MARWICK LLP
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KPMG PEAT MARWICK LLP

San Jose, California
July 24, 1995